UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2023

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (Amendment No. 1) (this “Amendment”) is being filed by Texas Capital Bancshares, Inc. (the “Company”) to amend the Current Report on Form 8-K filed by the Company on April 20, 2023 (the “Original Form 8-K”). The sole purpose of this Amendment is to provide the Company’s decision with respect to the frequency of future non-binding, advisory votes on the compensation paid to the Company’s named executive officers. This Amendment does not amend, modify, or supplement the Original Form 8-K in any other respect.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
As previously reported in the Original Form 8-K, at the 2023 annual meeting of Company shareholders held on April 18, 2023 (the “Annual Meeting”), the Company held a non-binding, advisory vote to determine the frequency of future non-binding, advisory votes on the compensation paid to the Company’s named executive officers. A majority of the shares voted on this proposal at the Annual Meeting were voted in favor of shareholders having a non-binding, advisory vote on named executive officer compensation every year (as opposed to every two years or every three years), which was consistent with the recommendation of the Company’s board of directors in the definitive proxy statement for the Annual Meeting (the “Proxy Statement”). In light of this shareholder vote and consistent with the Company’s recommendation in the Proxy Statement, the Company will hold a non-binding, advisory vote on named executive officer compensation annually until the next required vote on the frequency of future non-binding, advisory votes on named executive officer compensation, which is required to occur no less frequently than every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 24, 2023	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer